Exhibit 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of NVE Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Daniel A. Baker, Chief Executive Officer; and Richard L. George, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on our knowledge:

           1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

           2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: January 19, 2005

/s/ Daniel A. Baker
---------------------
Daniel A. Baker
President and Chief Executive Officer



/s/ Richard L. George
---------------------
Richard L. George
Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.